Exhibit 99.48

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-G

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 7/15/2005


Blended Coupon 6.9958%


Excess Protection Level
3 Month Average   4.23%
December, 2000   0.25%
November, 2000   6.33%
October, 2000   6.12%


Cash Yield19.86%


Investor Charge Offs10.15%


Base Rate 9.46%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,990,287,874.98